                                                                   Exhibit 10.3

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT


      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of December 21, 2001 among Loral Satellite, Inc., a Delaware corporation (the "Borrower"), the Lenders and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Agreement (as defined below).

                                    RECITALS

      WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of November 17, 2000 (as amended or modified from time to time, the "Agreement");

      WHEREAS, the Borrower has requested that the Lenders amend the Agreement as provided herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Reaffirmation of Existing Debt. The Borrower and the Guarantors acknowledge and confirm (a) that the Borrower's obligation to repay the outstanding principal amount of the Loans is unconditional and not subject to any present offsets, defenses or counterclaims, (b) that the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Agreement and the other Loan Documents, and (c) by entering into this Amendment, the Lenders do not waive or release any term or condition of the Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable law or any of the obligations of the Borrower or any Guarantor thereunder.

      2.    Amended Definitions.

            (a) The definition of "Appraised Value" set forth in Section 1.1 of the Agreement is hereby amended to include at the end thereof the following:

                  "In connection with any release of Collateral and
            determinations of Appraised Value in connection therewith, the subject appraisals shall be not more than three (3) months old as of the date of any such release."

            (b) The definition of "Collateral Coverage Ratio" set forth in
      Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "Collateral Coverage Ratio": at any time, the ratio of (a)
            Collateral Pool Value at such time to (b) the difference between (i) the sum of (x) the aggregate principal amount of the Term Loans then outstanding plus (y) the amount of the Revolving Commitments at such time and (ii) the amount of Cash Collateral on the aggregate sum of balances (consisting of cash and Cash Equivalents) on deposit in the Loral Satellite Collateral Account.

            (c) The definition of "Loan Documents" set forth in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "Loan Documents": this Agreement, the Assignment Agreement, any Notes, the Guarantees, the LSCC Pledge Agreement, the Collateral Agreement, the Collateral Agency Agreement, the Intercompany Notes, the Cash Collateral Agreement, the SpaceCom Collateral Documents and the Intercreditor Agreement.

            (d) The definition of "Revolving Loans" set forth in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "Revolving Loans":  as defined in subsection 2.4.

            (e) The definition of "Revolving Termination Date" set forth in
      Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "Revolving Termination Date": January 7, 2005, or such earlier date on which the Revolving Commitments may terminate in accordance with the terms of this Agreement.

      3. New Definitions. The following definitions for "Collateral Coverage Release Ratio", "Consolidated Funded Debt", "Consolidated Leverage Ratio", "Intercreditor Agreement", "Release of SpaceCom Collateral Event", "SpaceCom Collateral", "SpaceCom Collateral Documents" and "SpaceCom Parties" are hereby added to Section 1.1 of the Agreement in the appropriate alphabetical order and shall read as follows:

            "Collateral Coverage Release Ratio": at any time, the ratio of (a) the Collateral Pool Value at such time plus the value of other collateral pledged to secure the Loans acceptable to the Administrative Agent and the Required Lenders in their reasonable discretion to (b) the difference between (i) the sum of (x) the aggregate principal amount of the Term Loans then outstanding plus (y) the amount of the Revolving Commitments at such time and (ii) the amount of Cash Collateral on the aggregate sum of balances (consisting of cash and Collateral Cash Equivalents) on deposit in the Loral Satellite Collateral Account.

            "Consolidated Debt": the sum of (a) the Funded Debt of the Borrower and its Subsidiaries determined in accordance with GAAP on a consolidated basis plus (b) the amount of the Revolving Commitments minus the amount of Revolving Loans outstanding.

            "Consolidated Leverage Ratio": the ratio of (a) the Consolidated Debt of the Borrower and its Subsidiaries as of the date of calculation to
      (b) Consolidated EBITDA for the Borrower and its Subsidiaries on a consolidated basis for the most recently ending four quarter period for which financial statements have been made available to the Lenders.

            "Intercreditor Agreement": the Intercreditor and Subordination Agreement to be dated as of December 21, 2001, as amended and modified, among the Administrative Agent, the administrative agent under the Senior Credit Agreement (as defined therein), Bank of America, N.A., as Collateral Agent, Loral SpaceCom Corporation and the Subsidiaries of Loral SpaceCom Corporation parties thereto, a copy of which is attached as Exhibit Q.

            "Release of SpaceCom Collateral Event": the Borrower shall have attained a Consolidated Leverage Ratio of less than or equal to 4.0 to 1.0 and a Collateral Coverage Release Ratio of greater than or equal to 2.5 to 1.0.

            "SpaceCom Collateral": a collective reference to the collateral which is identified in, and at any time will be covered by the SpaceCom Collateral Documents.

            "SpaceCom Collateral Documents": the security agreements, mortgages, deeds of trust, pledge agreements and all other security documents executed and delivered by the SpaceCom Parties granting a Lien on any asset or assets of the SpaceCom Parties to directly or indirectly secure the Obligations.

            "SpaceCom Parties": Loral SpaceCom Corporation and each Domestic Subsidiary of Loral SpaceCom Corporation.

      4. Application of GAAP. Subsection 1.2(b) is hereby amended and restated to read as follows:

            (b) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 5.1 (or, prior to the delivery of the first financial statements pursuant to Section 5.1, consistent with the annual audited financial statements referenced in Section 3.1(i)); provided, however, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within sixty days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made.

      5. Repayment of Term Loans. Section 2.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

            2.3 Repayment of Term Loans. The Term Loan of each Lender shall be repaid in installments on the dates set forth below (or such earlier date or dates on which the Term Loans become due and payable pursuant to
      Section 2.9 or Section 7), each of which shall be in amount equal to such Lender's Term Percentage multiplied by the amount set forth below opposite such installment date:


                  Installment Date              Dollar Amount

                  March 31, 2002                $11,250,000
                  June 30, 2002                 $11,250,000
                  September 30, 2002            $11,250,000
                  December 31, 2002             $11,250,000
                  March 31, 2003                $11,250,000
                  June 30, 2003                 $11,250,000
                  September 30, 2003            $11,250,000
                  December 31, 2003             $11,250,000
                  March 31, 2004                $11,250,000
                  June 30, 2004                 $11,250,000
                  September 30, 2004            $11,250,000
                  January 7, 2005               $170,250,000

      6. Mandatory Prepayments. Subsection 2.9(d) of the Agreement is hereby amended and restated in its entirety to read as follows:

            (d) The Term Loans shall be prepaid, and the Commitments shall be automatically reduced, by an amount equal to 100% of the Net Cash Proceeds received as a result of any sale of a transponder on any Satellite or any Satellite removed from the Collateral Pool pursuant to Section 2(b)(ii),
      Section 2(b)(iii) or Section 2(b)(iv) of the Collateral Agreement and sold pursuant to subsection 6.5(i)(B), subsection 6.5 (vii) or subsection 6.5(viii), respectively.

      7. Cash Collateral Accounts. Clause (ii) of Subsection 5.10(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

            (ii) at any time after an Event of Default occurs and is continuing, deposit all lease payments received by the Borrower in connection with the Master Lease Agreements, the Availability Agreements and any other agreements with respect to any Orbiting Satellite directly into the Loral Satellite Collateral Account, and

      8. Limitation on Sale of Assets. Subsection 6.5(i) of the Agreement is hereby amended and restated in its entirety to read as follows:

            (i)(A) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may sell, lease, transfer or otherwise dispose of assets released from the Collateral Pool pursuant to Section 2(b)(i) of the Collateral Agreement and (B) the Borrower may sell, lease, transfer or otherwise dispose of assets released from the Collateral Pool pursuant to Section 2(b)(ii) of the Collateral Agreement, provided that the Net Cash Proceeds of such sales, lease, transfers or other disposition are applied to prepay Term Loans and reduce Commitments pursuant to subsection 2.9(d);

      9. Limitation on Restricted Payments. Subsection 6.6(ii) of the Agreement is hereby amended and restated in its entirety to read as follows:

            (ii) the Borrower may make a distribution in the form of a dividend to Loral of assets released from the Collateral Pool pursuant to Section 2(b)(i) of the Collateral Agreement;

      10. Satellite Locations. A new Section 6.18 is hereby added to the Agreement and shall read as follows:

            6.18 Satellite Locations. Permit (i) Telstar 6 (other than as a result of casualty) or its replacement, Telstar R, to move from its orbital slot located at 93 degrees west longitude or (ii) Telstar 7 (other than as a result of casualty) or its replacement, Telstar R, to move from its orbital slot located at 129 west longitude.

      11. Intercreditor Agreement. A new Section 8.11 is hereby added to the Agreement and shall read as follows:

            8.11 Intercreditor Agreement. By execution of this Agreement, each Lender acknowledges, and agrees to be bound by, the terms of the Intercreditor Agreement, and further authorizes and directs the Administrative Agent and the Collateral Agent to enter into the Intercreditor Agreement on its behalf. The Lenders hereunder expressly acknowledge and agree that if the Intercreditor Agreement is terminated or the terms of Section 2.3 of the Intercreditor Agreement provide for application of proceeds of the SpaceCom Collateral to the outstanding Loans (a) the SpaceCom Parties shall thereafter continue to have the right to sell SpaceCom Collateral in the ordinary course of business (within the meaning provided in Section 9-320(a) of the Uniform Commercial Code in effect in the State of New York on the date of the First Amendment to Credit Agreement), free and clear of the lien of the Lenders and (b) any such application of proceeds of SpaceCom Collateral to the Loans shall only be required until, and to the extent necessary to achieve, a release of the liens on SpaceCom Collateral in accordance with the terms of
      Section 9.15 hereof, provided that the Borrower may take up to 30 days to make application of the net cash proceeds, so long as the net cash proceeds necessary to achieve such release are delivered to the Collateral Agent as cash collateral pending such application. If, in connection with any delivery of net cash proceeds as cash collateral pending application to the Loans hereunder, (i) during the interim period between the date of delivery of the net cash proceeds as cash collateral and the date of application thereof either of the conditions to release of collateral identified in the parenthetical in Section 9.15 fail to be true, the Borrower will make immediate application to the Loans the entire amount of net cash proceeds received in connection with the assets which were the subject of the release, including the portion of net cash proceeds held as cash collateral pending application, and (ii) at the end of the 30-day period the Borrower shall have failed to obtain a release of the SpaceCom Collateral in accordance with the requirements of Section 9.15, the net cash proceeds held as cash collateral will be applied to the Loans hereunder. Further, the Lenders hereunder acknowledge that if the indebtedness outstanding under the Senior Credit Documents (as defined in the Intercreditor Agreement ) is paid in full and the Senior Credit Documents are terminated, SpaceCom shall thereafter have the right to incur up to $125 million of new First Tier Indebtedness and the Lenders agree that they will acknowledge and reaffirm any such additional indebtedness as constituting "First Tier Indebtedness" under a new intercreditor agreement substantially identical to the Intercreditor Agreement.

      12. Release of SpaceCom Collateral. A new Section 9.15 is hereby added to the Agreement and shall read as follows:

            9.15 Release of SpaceCom Collateral. Upon the occurrence of a Release of SpaceCom Collateral Event, the Lenders agree (provided that no Default or Event of Default has occurred and is continuing and there shall exist at least two Orbiting Satellites) to take such action as is reasonably necessary (at the expense of the Borrower) to release their liens and security interests in the SpaceCom Collateral. The Lenders hereby authorize the Administrative Agent and the Collateral Agent to execute and deliver such documentation or to take such action (at the expense of the Borrower) as is reasonably necessary to release its liens and security interests in the SpaceCom Collateral.

      13. Exhibit Q. A new Exhibit Q named "Form of Intercreditor Agreement" is hereby added to the Agreement and shall read as provided on Exhibit Q attached hereto.

      14. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (in form and substance acceptable to the Administrative Agent):

            (a) The Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders;

            (b) The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of the Borrower and each Guarantor authorizing the execution, delivery and performance of this Amendment, certified by the Secretary or an Assistant Secretary of the Borrower and each such Guarantor as of the date hereof, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and shall be in form and substance reasonably satisfactory to the Administrative Agent.

            (c) The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each SpaceCom Party which is a party to a SpaceCom Collateral Document authorizing (i) the execution, delivery and performance of the SpaceCom Collateral Documents to which it is a party and (ii) the granting by it of the Liens created pursuant to the SpaceCom Collateral Documents to which it is a party, certified by the Secretary or an Assistant Secretary of each such SpaceCom Party as of the date hereof, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

            (d) The Administrative Agent shall have received a certificate of each SpaceCom Party dated as of the date hereof, as to the incumbency and signature of the officers of such SpaceCom Parties executing any SpaceCom Collateral Document, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of each such SpaceCom Party.

            (e) The Administrative Agent shall have received true and complete copies of the certificate of incorporation and by-laws of each SpaceCom Party, certified as of the date hereof as complete and correct copies thereof by the Secretary or an Assistant Secretary of such SpaceCom Party.

            (f) The Administrative Agent shall have received the results of a recent lien search in each relevant jurisdiction with respect to the SpaceCom Parties, which shall reveal no liens on any assets of the SpaceCom Parties except for liens permitted under the SpaceCom Credit Agreement or liens to be discharged on or prior to the date hereof pursuant to documentation satisfactory to the Administrative Agent.

            (g) The Administrative Agent shall have received the executed legal opinion of Willkie Farr & Gallagher, counsel to the Borrower and the Guarantors satisfactory in form and substance to the Administrative Agent. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Amendment as the Administrative Agent may reasonably require.

            (h) Receipt by the Administrative Agent or its agent of the following:

                  (i) Duly executed UCC financing statements, or their
            equivalent, for each jurisdiction as necessary or appropriate, in the Administrative Agent's discretion, to perfect the security interest in the SpaceCom Collateral.

                  (ii) Original certificates evidencing capital stock,
            membership interest or similar equity interest which is the subject of the SpaceCom Collateral Documents, together with undated stock transfer powers executed in blank.

                  (iii) Such patent, trademark and copyright notices and filings as necessary or appropriate, in the Administrative Agent's discretion, to perfect the security interests in intellectual property that constitutes a part of the SpaceCom Collateral.

                  (iv) Landlord consents, estoppel letters or consents and
            waivers in respect of SpaceCom Collateral held on leased premises as reasonably required by the Administrative Agent.

            (i)   Receipt by the Administrative Agent of the following:

                  (i) Copies of recent ALTA surveys of each of the mortgaged properties of the SpaceCom Parties (other than those identified in Section 15(a) hereof) by registered engineers or land surveyors, in form and detail (including the location of special flood hazard areas) acceptable to the Administrative Agent.

                  (ii) Standard ALTA mortgagee policies insuring the priority of the mortgages in amounts and from companies acceptable to the Administrative Agent. The title policies shall include only such exceptions as are acceptable to the Administrative Agent. Copies of recorded documentation relating to all such exceptions shall be provided to the Administrative Agent prior to the date hereof.

                  (iii) Executed legal opinions from local counsel regarding the enforceability of the mortgages under local law in form and substance acceptable to the Administrative Agent.

                  (iv) Copies of environmental reports and other environmental documentation, if any, relating to the mortgaged property and other real property leased by a SpaceCom Party, which reports and documentation shall be in form and detail satisfactory to the Administrative Agent.

            (j) Receipt by the Administrative Agent of a fully executed copy of the Intercreditor Agreement.

            (k) Receipt by the Administrative Agent of an executed amendment and restatement of the Loral SpaceCom Corporation credit facility confirming, among other things, that the aggregate facilities provided thereunder is not in excess of $600 million and has a maturity not sooner than January 7, 2005.

            (l) Payment by the Borrower to the Lenders and the Administrative Agent of all fees due and owing in connection with this Amendment, including without limitation, an amendment fee to each Lender in an amount equal to 0.75% of its Commitment.

      15. Conditions Subsequent. The Borrower covenants and agrees to provide, or cause to be provided, to the Administrative Agent each of the following items on or before the dates identified:

            (a) Survey. Within ninety (90) days of the date hereof, an ALTA survey of the Petaluma, California mortgaged property of the SpaceCom Parties by registered engineers or land surveyors, in form and detail (including the location of special flood hazard areas) acceptable to the Administrative Agent.

            (b) Landlord's Estoppel. The Borrower will use reasonable commercial efforts absent the payment of any fees or the making of any concessions to obtain a landlord's estoppel in respect of the SpaceCom Parties' property in Richmond, California.

      16.   Miscellaneous.

            (a) The term "Agreement" as used in each of the Loan Documents shall hereafter mean the Agreement as amended by this Amendment. Except as herein specifically agreed, the Agreement, and the obligations of the Borrower and the Guarantors thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

            (b) The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Agreement and the Loan Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

            (c) The Borrower and the Guarantors hereby represent and warrant as follows:

                  (i) The Borrower and each of the Guarantors has taken all
            necessary action to authorize the execution, delivery and performance of this Amendment.

                  (ii) This Amendment has been duly executed and delivered by the Borrower and the Guarantors and constitutes the Borrower's and each of the Guarantors' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (iii) No consent, approval, authorization or order of, or
            filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower or any Guarantor of this Amendment.

            (d) The Borrower and the Guarantors represent and warrant to the Lenders that (i) the representations and warranties of the Borrower set forth in Section 3 of the Agreement are true and correct as of the date hereof, (ii) no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default and (iii) neither the Borrower nor any Guarantor has any counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or if the Borrower or any Guarantor has any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loan Documents, same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

            (e) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Amendment, (ii) affirm all of their obligations under the Loan Documents (including without limitation its respective Guarantee) and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Guarantees or the other Loan Documents.

            (f) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

            (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 [Remainder of Page Intentionally Left Blank]

      Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                     LORAL SATELLITE, INC., a Delaware
                              corporation

                              By:   /s/  Richard Mastoloni
                                    --------------------------------------
                              Name:  Richard Mastoloni
                                    --------------------------------------
                              Title: Vice President
                                    --------------------------------------








                           [Signature Pages Continue]


                                                         LORAL SATELLITE, INC.
                                                               FIRST AMENDMENT

LENDERS:                      BANK OF AMERICA, N.A., in its capacity
                              as Administrative Agent

                              By:   /s/  Steve A. Aronowitz
                                    --------------------------------------
                              Name:  Steve A. Aronowitz
                                    --------------------------------------
                              Title: Managing Director
                                    --------------------------------------


                              BANK OF AMERICA, N.A., as a Lender

                              By:   /s/  Steve A. Aronowitz
                                    --------------------------------------
                              Name:  Steve A. Aronowitz
                                    --------------------------------------
                              Title: Managing Director
                                    --------------------------------------


                              NATIONAL WESTMINSTER BANK PLC,
                              a Lender

                              By:  NatWest Capital Markets Limited, its agent
                              By:  Greenwich Capital Markets, Inc., its agent

                              By:   /s/  Harry Paschalidis
                                    --------------------------------------
                              Name:  Harry Paschalidis
                                    --------------------------------------
                              Title: AVP
                                    --------------------------------------


                              CREDIT LYONNAIS NEW YORK BRANCH,
                              as a Lender

                              By:   /s/  Patrick McCarthy
                                    --------------------------------------
                              Name:  Patrick McCarthy
                                    --------------------------------------
                              Title: Vice President
                                    --------------------------------------


                              PACIFICA PARTNERS I, L.P., as a Lender

                              By:   Imperial Credit Asset Management
                                    as its Investment Manager

                              By:   /s/  Dean K. Kawai
                                    --------------------------------------
                              Name:  Dean K. Kawai
                                    --------------------------------------
                              Title: Vice President
                                    --------------------------------------


                                                         LORAL SATELLITE, INC.
                                                               FIRST AMENDMENT

                              AMMC CDO I, LIMITED, as a Lender

                              By:   American Money Management Corp.
                                    as Collateral Manager

                              By:   /s/  David P. Meyer
                                    --------------------------------------
                              Name:  David P. Meyer
                                    --------------------------------------
                              Title: Vice President
                                    --------------------------------------


                              SOCIETE GENERALE, as a Lender

                              By:   /s/ P. Menard
                                    --------------------------------------
                              Name:  P. Menard
                                    --------------------------------------
                              Title: Head of Media and Telecom Sector
                                    --------------------------------------


                              SYNDICATED LOAN FUNDING TRUST, as
                              a Lender

                              By:   Lehman Commercial Paper, Inc.,
                                          Not in its individual capacity
                                          but solely as Asset Manager

                              By:   /s/  G. Andrew Keith
                                    --------------------------------------
                              Name:  G. Andrew Keith
                                    --------------------------------------
                              Title: Authorized Signatory
                                    --------------------------------------


                              TRANSAMERICA EQUIPMENT FINANCIAL
                              SERVICES CORPORATION, as a Lender

                              By:   /s/ Ron Linn
                                    --------------------------------------
                              Name:  Ron Linn
                                    --------------------------------------
                              Title: Vice President
                                    --------------------------------------


                              CHANG HWA COMMERCIAL BANK, LTD.,
                              NEW YORK BRANCH, as a Lender

                              By:   /s/  Ming-Hsien Lin
                                    --------------------------------------
                              Name:  Ming-Hsien Lin
                                    --------------------------------------
                              Title: VP & General Manager
                                    --------------------------------------


                                                         LORAL SATELLITE, INC.
                                                               FIRST AMENDMENT

Acknowledged and Agreed:


LORAL SPACE AND COMMUNICATIONS LTD.,
as Guarantor

By:    /s/  Richard Mastoloni
     ------------------------------
Name:  Richard Mastoloni
     ------------------------------
Title: Vice President
     ------------------------------


                                                         LORAL SATELLITE, INC.
                                                               FIRST AMENDMENT